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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2001
                                                  ------------------------------

                          U.S.A. Floral Products, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                            000-23121                     52-2030697
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(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                       Identification Number)


    1500 NW 95th Avenue, Miami FL                                      33712
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 (Address of Principal Executive Offices)                            (Zip Code)


                                 (305) 629-5153
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                         (Registrant's telephone number)




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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

        (a) As previously reported on a Current Report on Form 8-K dated April 2, 2001, on April 2, 2001 the Registrant and 16 of its subsidiaries which, together with the Registrant, comprise its domestic operating companies, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (case no. 01-1230(MFW)). On April 18, 2001, the Bankruptcy Court signed an order that, among other things, approved bidding procedures in connection with ten pending contracts to sell the Registrant's remaining U.S. domestic operations and the stock of its Canadian subsidiary (collectively, the "Domestic Assets") and set May 3 as the date for a hearing to consider approval of the proposed sales of the Domestic Assets.

        (b) On April 19, 2001, the Registrant issued a press release announcing, inter alia (i) that it had entered into ten contracts (subject to higher and better offers and Bankruptcy Court approval) for the sale of its Domestic Assets and (ii) the signing of the Bankruptcy Court order described above. A copy of that press release is attached as Exhibit 99.1 hereto.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          U.S.A. Floral Products, Inc.



Date: April 25, 2001                      By: /s/ Michael W. Broomfield
                                             -----------------------------------
                                                  Michael W. Broomfield
                                                  Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
99.1              Registrant's Press Release dated April 19, 2001, regarding pending sales of Domestic Assets and Bankruptcy Court Order